UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
May 6, 2004
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release dated May 6, 2004
Press Release dated May 7, 2004

Item 5. Other Events

     On May 6, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing that John S. Callon is retiring as Chairman of the Board of Directors of the company.

     On May 7, 2004, Callon Petroleum Company issued a press release attached as Exhibit 99.2 announcing that Leif Dons is retiring from the Board of Directors of the company.

Item 7. Financial Statements and Exhibits

     Exhibits

Exhibit Number	Title of Document
99.1	Press release dated May 6, 2004 announcing the retirement of John S. Callon as Chairman of the company’s Board of Directors.

99.2	Press release dated May 7, 2004 announcing the retirement of Leif Dons from the company’s Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
May 6, 2004	By:	/s/ John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated May 6, 2004 announcing the retirement of John S. Callon as Chairman of the company’s Board of Directors.

99.2	Press release dated May 7, 2004 announcing the retirement of Leif Dons from the company’s Board of Directors.